                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): JUNE 30, 2001

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                              DVI RECEIVABLES CORP.
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             (Exact name of registrant as specified in its charter)



           DELAWARE                     333-68043                33-0608442
----------------------------         ----------------         ----------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
    of incorporation or                File Number)            Identification
        organization)                                              Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                               18929
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (215) 488-5000

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         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

Exhibit 99.1 Servicer Report for month ending June 30, 2001, payment date July 11, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVI Delaware Trust 1998-2
                                                 -------------------------
                                                         (Registrant)

                                            By:  DVI Receivables Corp.
                                                 Owner of Trust


Dated: July 20, 2001                        By:  /s/ Steven Garfinkel
                                                 -------------------------
                                                 Steven Garfinkel
                                                 Executive Vice President and
                                                 Chief Financial Officer


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